THOR INDUSTRIES ACQUIRES AIRXCEL THOR INDUSTRIES ACQUIRES AIRXCEL Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business and which may have a negative impact on our consolidated results of operations, financial position, cash flows and liquidity; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase or financed receivable agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 and in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2020. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law. 2 FORWARD-LOOKING STATEMENTS This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business and which may have a negative impact on our consolidated results of operations, financial position, cash flows and liquidity; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase or financed receivable agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2021 and in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2020. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law

AIRXCEL OVERVIEW

- Leading supplier of functionally critical RV parts and accessories with highly recognized portfolio of brands
- OEM and aftermarket supplier with ~80% OEM and ~20% aftermarket revenue
- North American footprint includes manufacturing facilities in five states and a distribution center in Indiana
- European footprint includes a manufacturing facility in Italy
- Strong and experienced management team with many years of industry experience

Major Product Categories

- Air Conditioning
- Water Heaters
- Furnaces
- Hydronic Heating
- Cooking Appliances
- Windows
- Window Coverings
- Roofing Membranes

Revenue Breakdown


by Channel
Aftermarket 20%
Sales to THOR (30% of OEM Sales)
OEM 80%
by Product Category
RV furnaces, water heaters, and cooking appliances
RV window coverings, roof membranes, FRP, composite panels
RV air conditioners and ventilation

3

TRANSACTION BENEFITS 4 Strengthens the THOR and broader RV supply chain Allows THOR the ability to strengthen its supply chain in a challenging environment Enhances RV industry supply of functionally critical components Diversifies and grows THOR’s revenue streams With revenue from both OEM and aftermarket sales, Airxcel’s businesses diversify THOR’s existing revenue streams Broadens THOR’s product offerings to the RV aftermarket, a growing and recurring revenue stream Creates future organic growth opportunities Potential to expand business in North America and Europe over time to meet increased OEM and aftermarket demand Expands THOR’s innovation focus Airxcel has a proven track record of developing high quality products that are innovative and reliable Over 100 new Airxcel products launched in the last five years TRANSACTION BENEFITS 4 Strengthens the THOR and broader RV supply chain Allows THOR the ability to strengthen its supply chain in a challenging environment Enhances RV industry supply of functionally critical components Diversifies and grows THOR’s revenue streams With revenue from both OEM and aftermarket sales, Airxcel’s businesses diversify THOR’s existing revenue streams Broadens THOR’s product offerings to the RV aftermarket, a growing and recurring revenue stream Creates future organic growth opportunities Potential to expand business in North America and Europe over time to meet increased OEM and aftermarket demand Expands THOR’s innovation focus Airxcel has a proven track record of developing high quality products that are innovative and reliable Over 100 new Airxcel products launched in the last five years

TRANSACTION DETAILS 5 In conjunction with the transaction, THOR upsized its Asset-Based Credit Facility ("ABL") from $750m to $1.0b TRANSACTION DETAILS 5 In conjunction with the transaction, THOR upsized its Asset-Based Credit Facility ("ABL") from $750m to $1.0b

AIRXCEL’S PORTFOLIO OF LEADING BRANDS AND PRODUCTS 6 AIRXCEL’S PORTFOLIO OF LEADING BRANDS AND PRODUCTS 6

MANUFACTURING FOOTPRINT 7  Products are predominantly manufactured and assembled in North America 2 2 MANUFACTURING FOOTPRINT 7  Products are predominantly manufactured and assembled in North America 2 2

THOR INDUSTRIES' PORTFOLIO OF COMPANIES 8 THOR INDUSTRIES' PORTFOLIO OF COMPANIES 8

KEY TAKEAWAYS 9 Purchased for approximately 7.6x estimated, adjusted EBITDA for calendar year 2021 Allows THOR the ability to strengthen its supply chain in a challenging environment Diversifies and grows THOR’s revenue streams Creates future organic growth opportunities Expands THOR’s innovation focus KEY TAKEAWAYS 9 Purchased for approximately 7.6x estimated, adjusted EBITDA for calendar year 2021 Allows THOR the ability to strengthen its supply chain in a challenging environment Diversifies and grows THOR’s revenue streams Creates future organic growth opportunities Expands THOR’s innovation focus

10 INVESTOR RELATIONS CONTACT Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912 www.thorindustries.com INVESTOR RELATIONS CONTACT Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912 www.thorindustries.com